Exhibit 10.1
FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) made as of the 27th day of September, 2006, by and among REPUBLIC PROPERTY LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), REPUBLIC PROPERTY TRUST, a Maryland real estate investment trust (“Parent Guarantor”), THE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (the “Subsidiary Guarantors”; the Parent Guarantor and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
     WHEREAS, Borrower, Parent Guarantor, Agent and the Lenders entered into that certain Senior Secured Revolving Credit Agreement dated as of May 1, 2006 (the “Credit Agreement”); and
     WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
     WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
     1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
     2. Modification of the Credit Agreement. Borrower, Parent Guarantor, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
          (a) By adding the following to the end of the definition of “Gross Asset Value” appearing in §1.1 of the Credit Agreement:
“Notwithstanding the terms of clause (ii) above, the asset commonly known as Dulles Park Technology Center located at 13461 Sunrise Valley Drive, Herndon, Virginia shall be valued for the purposes of clause (ii) above at the acquisition cost of such Real Estate determined in accordance with GAAP.”; and
          (b) By deleting the number “$150,000,000.00” appearing in §9.6(b) of the Credit Agreement, and inserting in lieu thereof the number “$147,000,000.00”.

     3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.
     4. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantors’ obligations under the Loan Documents.
     5. Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
          (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, the Borrower or any of the Guarantors or any of their respective properties or to which the Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any of the Guarantors, other than the liens and encumbrances created by the Loan Documents.
          (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
          (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
          (d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

     6. No Default. By execution hereof, the Borrower and Guarantors certify that Borrower and each of the Guarantors is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
     7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     8. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
     9. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment.
     10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.
     11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
     12. MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:
REPUBLIC PROPERTY LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Republic Property Trust, a Maryland real estate investment trust, its sole general partner

	By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

(SEAL)

GUARANTORS:

REPUBLIC PROPERTY TRUST, a Maryland real estate investment trust

By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

RPT PRESIDENTS PARK LLC, a Delaware limited liability company

By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

PRESIDENTS PARK I LLC, a Delaware limited liability company

By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

PRESIDENTS PARK II LLC, a Delaware limited liability company

By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

PRESIDENTS PARK III LLC, a Delaware limited liability company

By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

RKB DULLES TECH LLC, a Delaware limited liability company

By:	/s/ Gary R Siegel

Name: Gary R Siegel Title: Chief Operation Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Agent

By:	/s/ Michael Szuba

Name: Michael Szuba Title: Vice President

SUNTRUST BANK

By:	/s/ Nancy B. Richards

Name: Nancy B. Richards Title: Senior Vice President

CHARTER ONE BANK, N.A.

By:	/s/ Michele S. Jawyn

Name: Michele S. Jawyn Title: Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Steven Paley

Name:Steven Paley Title: Vice President

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Timothy P. Gleeson

Name: Timothy P. Gleeson Title: Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

SOVEREIGN BANK:

By:

Name:

Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/Amit Khimji

Name: Amit Khimji Title: Vice President

EMIGRANT BANK

By:	/s/ Russell T. Wyman

Name: Russell T. Wyman Title: Vice President